                                            EXHIBIT 99.21

====================================================================================================
                                 OFFICE OF THE UNITED STATES TRUSTEE
====================================================================================================
In re:                                                    Chapter 11 Trustee Operating Report
Performance Asset Management Fund III, Ltd.
James J. Joseph, Trustee
2029 Century Park East, 3rd Floor                         Report Number : 21             Page 1 of 3
Los Angeles, CA  90067
-------------------------------------------
Chapter 11 Case No. SA 98-27101 RA                        For the period From : 09/01/00 to 09/30/00
====================================================================================================

1.   Profit and Loss Statement
     A.   Related to Business Operations
          Gross Sales / Rents                                                    85,137.58
                                                                                ----------
          Less :   Sales Returns and Discounts                                        0.00
                                                                                ----------
               Net Sales                                                                     85,137.58
                                                                                            ----------
          Less :   Cost of Goods Sold
                   Collection Costs                                                   0.00
                                                                                ----------
                   Commissions, Escrow Fees & Closing Costs                           0.00
                                                                                ----------
          Less :   Ending Inventory at Cost                                           0.00
                                                                                ----------
               Cost of Goods Sold                                                                0.00
                                                                                            ---------
                   Gross Profit                                                                          85,137.58
                                                                                                        ----------
                   Other Operating Revenues                                                                   0.00
                                                                                                        ----------
          Less :   Operating Expenses:
               Officer Compensation                                                   0.00
                                                                                ----------
               Salaries and Wages -                                                   0.00
                                                                                ----------
                   Total Salaries and Wages                                                      0.00
                                                                                            ---------
                   Employee Benefits and Pensions                                                0.00
                                                                                            ---------
               Payroll Taxes                                                          0.00
                                                                                ----------
               Real Estate Taxes                                                      0.00
                                                                                ----------
               Federal and State Income Taxes                                         0.00
                                                                                ----------
                   Total Taxes                                                                   0.00
                                                                                            ---------
               Rent and Lease Exp.(Real Property and Personal Property)               0.00
                                                                                ----------
               Interest Expense (Mortgage, Loan, Etc.)                                0.00
                                                                                ----------
               Insurance                                                              0.00
                                                                                ----------
               Automobile Expenses                                                    0.00
                                                                                ----------
               Utilities (Gas, Electricity, Water, Telephone, Etc.)                   0.00
                                                                                ----------
               Depreciation and Amortization                                          0.00
                                                                                ----------
               Repairs and Maintenance                                                0.00
                                                                                ----------
               Advertising                                                            0.00
                                                                                ----------
               Supplies-Office Expenses, Photocopies, Etc.                            0.00
                                                                                ----------
               Bad Debts                                                              0.00
                                                                                ----------
               Miscellaneous Operating Expenses (See Attached)                   75,108.67
                                                                                ----------
                   Total Operating Expenses                                                              75,108.67
                                                                                                        ----------

                        Net Gain / Loss from Business Operations                                         10,028.91
                                                                                                        ----------


     B.   Not Related to Business Operations
          Income :
               Interest Income                                                              10,862.71
                                                                                            ---------
               Other Non-Operating Revenues (Specify)                                            0.00
                                                                                            ---------
               Gross Proceeds on Sale of Assets                                       0.00
                                                                                ----------
               Less :   Original Cost of Assets plus Expenses of Sale                 0.00
                                                                                ----------
                        Net Gain / Loss on Sale of Assets                                        0.00
                                                                                            ---------
               Total Non-Operating Income                                                                10,862.71
                                                                                                        ----------
           Expenses Not Related to Business Operations:
               Legal and Professional Fees/Costs (See Section 7 - Professional Fees)             0.00
                                                                                            ---------
               Other Non-Operating Expenses (U.S. Trustee Funds)                                 0.00
                                                                                            ---------
                        Total Non-Operating Expenses                                                          0.00
                                                                                                        ----------

     NET INCOME / LOSS FOR PERIOD                                                                        20,891.62
                                                                                                        ==========

================================================================================
                                OPERATING REPORT
================================================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 21            PAGE 2 OF 3
================================================================================

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable) :

                       =================  =========================
                       ACCOUNTS PAYABLE     ACCOUNTS RECEIVABLE
                       =================  =========================
    Current - 30 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 31 - 60 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 61 - 90 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue 91 - 120 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue Over 120 Days  $            0.00  $                    0.00
                       =================  =========================
TOTAL                  $            0.00  $                    0.00
                       =================  =========================
                                          Includes Pre-Petition A/R

3.   Statement of Status of Payments to Secured Creditors and Lessors :

============================================================================
                FREQUENCY                                 POST-PETITION
             OF PAYMENT PER    AMOUNT    NEXT          PAYMENTS NOT MADE *
CREDITOR /  CONTRACT / LEASE   OF EACH  PAYMENT
LESSOR      (I.E., MO., QTR.)  PAYMENT    DUE          NUMBER         AMOUNT
==========  =================  =======  =======  ===================  ======

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

============================================================================

4.   Tax Liability
          Gross Payroll Expenses for Period :              $0.00
                                                           ----------------
          Gross Sales for Period Subject to Sales Tax :    $0.00
                                                           ----------------

                                       ===========================================================
                                       DATE PAID  AMOUNT PAID *   POST-PETITION TAXES STILL OWING
                                       =========  ==============  ================================
Federal Payroll and Withholding Taxes             $         0.00
State Payroll and Withholding Taxes               $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
Real Property Taxes                               $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00

                                       ===========================================================
                                       *    Attach photocopies of depository receipts from taxing
                                            authorities or Financial institutions to verify that
                                            such deposits have been made.

5.   Insurance Coverage

                            ==============================================================
                            CARRIER / AGENT NAME  AMOUNT OF      POLICY       PREMIUM PAID
                                                  COVERAGE   EXPIRATION DATE  THROUGH DATE
                            ====================  =========  ===============  ============
Worker's Compensation       Not Applicable
                            --------------------  ---------  ---------------  ------------
Liability                   Not Applicable
                            --------------------  ---------  ---------------  ------------
Fire and Extended Coverage  Not Applicable
                            --------------------  ---------  ---------------  ------------
Property
Building Contents           Not Applicable
                            --------------------  ---------  ---------------  ------------
Flood                       Not Applicable
                            --------------------  ---------  ---------------  ------------
Earthquake                  Not Applicable
                            --------------------  ---------  ---------------  ------------
Business Income             Not Applicable
                            --------------------  ---------  ---------------  ------------
Boiler / Property Damage    Not Applicable
                            ==============================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 21            PAGE 3 OF 3
================================================================================

6.   Questions:

     A. Has the Trustee provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  : Yes     Explain:
              ---                       ----------------------------------------
               XX : No
              ---

     B. Has the Trustee subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  : Yes     Explain:
              ---                       ----------------------------------------
               XX : No
              ---

7.   Statement  of  Unpaid  Professional Fees (Post-Petition Amounts Only):

=======================================================================================
NAME OF PROFESSIONAL   STATE TYPE OF PROFESSIONAL     TOTAL POST-PETITION AMOUNT UNPAID
                      (ATTORNEY, ACCOUNTANT, ETC.)       CURRENT        TOTAL TO DATE
====================  ============================  =================  ================

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

=======================================================================================

8. Narrative Reports of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every Calendar quarter)

==========================================================================================================
QUARTERLY PERIOD  TOTAL DISBURSEMENTS                                                       QUARTERLY FEE
REPORTS               PER QUARTER       QUARTERLY FEE   DATE PAID  AMOUNT PAID   CHECK NO.   STILL OWING
================  ====================  ==============  =========  ============  =========  ==============

12/31/98          $               0.00  $       250.00   01/27/99  $     250.00      10001  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/99          $          18,993.00  $       500.00   04/21/99  $     500.00      10006  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/99          $         174,112.61  $     1,250.00   07/23/99  $   1,250.00      10012  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
09/30/99          $         239,097.00  $     1,500.00   10/28/99  $   1,500.00      10013  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
12/31/99          $         252,223.00  $     1,500.00   01/27/00  $   1,500.00      10014  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/00          $         196,418.00  $     1,250.00   05/19/00  $   1,250.00      10017  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
6/30/00           $          37,703.00  $       500.00   08/09/00  $     500.00      10019  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------

==========================================================================================================

I, James J. Joseph, Trustee, declare under penalty of perjury that the information contained in the above Trustee Operating Report is true and complete to the best of my knowledge.
Note: The Trustee has obtained an order tom allocate among the administratively consolidated estates when court approved payments to professionals are made. Accrued fees for all estates are reflected on the Vision Capital Services operating report in that all cases are administratively consolidated under the Vision case number.


           Date:  10/27/00                        /s/ James J Joseph
                 -------------------       -------------------------------------
                                                  James J. Joseph, Trustee

Performance Asset Management Fund III, Ltd.

James J. Joseph, Trustee

2029 Century Park East

3rd Floor

Los Angeles, CA 90067



Chapter 11 Case No. SA 98-27101

Operating Report # 21                     From :  09/01/00
                                            To :  09/30/00


Schedule of Miscellaneous Operating Expenses
--------------------------------------------

------------------------------------  ---------------------------  --------------  -------------
               EXPENSE                            VENDOR               AMOUNT          TOTAL
------------------------------------  ---------------------------  --------------  -------------
PAM FUND REIMBURSEMENTS               PERFORMANCE CAPITAL          $     1,138.97  $    1,138.97
                                      MANAGEMENT(OPERATING)

ACQUSITION FEE FOR PORTFOLIO#90-A     PERFORMANCE CAPITAL          $     3,163.97  $    3,163.97
                                      MANAGEMENT(OPERATING)

PORTFOLIO PURCHASE# 90-A              PERFORMANCE CAPITAL          $    31,639.77  $   31,639.77
                                      MANAGEMENT(PAM FUND ACCT)

RE: FINAL PAYMENT ON DAVOX            PERFORMANCE CAPITAL          $    39,165.96  $   39,165.96
DIALER SYSTEM                         MANAGEMENT(PAM FUND ACCT)


                                                                                   =============
                                                                                   $   75,108.67

================================================================================
                                                                     Page 1 of 1
                       OFFICE OF THE UNITED STATES TRUSTEE
                         CENTRAL DISTRICT OF CALIFORNIA
================================================================================

IN RE:                   TRUSTEE INTERIM STATEMENT
PERFORMANCE ASSET MGMT           STATEMENT NUMBER:    021
FUND III, LTD                 FOR THE PERIOD FROM:    090100
JAMES J. JOSEPH,                               TO:    093000
CHAPTER 11 TRUSTEE
-----------------------

CASE NO. SA 98-27101 RA
=======================

                                                      Operating   30-Day C.D.    Money Market  Money Market
                                                       Account      Account        Account       Account
CASH ACTIVITY ANALYSIS                                14-088-393  426-556-0001   6704-559038   14-088-652
                                                      ----------  ------------   ------------  ------------
A.  Total Receipts Per All Prior Interim
      Statements . . . . . . . . . . . .   . . . . .  286,118.98     91,551.62      10,969.27  4,468,898.18
                                                      ----------  ------------   ------------  ------------
B.  Less : Total Disbursements Per All
      Prior Interim Statements . . . . .   . . . . .  286,018.98     91,551.62      10,969.27  1,370,102.60
                                                      ----------  ------------   ------------  ------------
C.  Beginning Balance. . . . . . . . . .   . . . . .      100.00          0.00           0.00  3,098,795.58
                                                      ==========  ============   ============  ============
D.  Receipts During Current Period

              Per Attached Schedule. . .   . . . . .        0.00          0.00           0.00     96,000.29

              Total Receipts . . . . . .   . . . . .        0.00          0.00           0.00     96,000.29
                                                      ----------  ------------   ------------  ------------
E.  Balance Available. . . . . . . . . .   . . . . .      100.00          0.00           0.00  3,194,795.87
                                                      ----------  ------------   ------------  ------------
F.  Less : Disbursements During Period

              Per Attached Schedule. . .   . . . . .        0.00          0.00           0.00     75,108.67

              Total Disbursements. . . .   . . . . .        0.00          0.00           0.00     75,108.67
                                                      ==========  ============   ============  ============
G.  Ending Balance                                        100.00          0.00           0.00  3,119,687.20
                                                      ==========  ============   ============  ============
H.  Disbursements for Quarterly Fees. . . . . . . . .       0.00          0.00           0.00     75,108.67
                                                      ==========  ============   ============  ============
                                                                  ACCOUNT CLOSED ACCOUNT CLOSED
                                                                  02/22/00       03/01/99

I.   (1)  Operating  Account :
          (a)  Imperial Bank, 9757 Wilshire Blvd., Beverly Hills, CA 90212
          (b)  Account Number: 14-088-393
     (2)  30-Day  C.D.
          (a)  Imperial Bank, 9757 Wilshire Blvd., Beverly Hills, CA 90212
          (b)  Account Number #426-560-001
     (3)  Money  Market Account
          (a)  Wells Fargo, 1661 No. Raymond, Anaheim, CA 92801
          (b)  Account Number 6704-559038
     (4)  Money Market Account
          (a)  Imperial Bank, 9757 Wilshire Blvd., Beverly Hills, CA 90212
          (b)  Account Number: 14-088-652


          BOND:  $12,000,000.00
BANKRUPTCY JUDGE : HON. ROBERT W. ALBERTS

I, James J. Joseph, declare under penalty of perjury that the information contained in the above Interim Statement is true and complete to the best of my knowledge.

Dated:  10/27/00                  Signed:  /s/ James J. Joseph
----------------------------      ----------------------------------------------
                                               James J. Joseph, Trustee


================================================================================

CASE NAME : PERFORMANCE ASSET MGMT FUND III LTD
CASE NUMBER: SA 98-27101 RA

            STATEMENT NUMBER:   021
RECEIPTS FOR THE PERIOD FROM:   090100
                          TO:   093000

OPERATING ACCOUNT # 14-088-393                                                    AMOUNT
----------------------------------------------------------------------------------------





                                                                             -----------
                                                                    TOTAL           0.00
                                                                             ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA

                 STATEMENT NUMBER:   021
DISBURSEMENTS FOR THE PERIOD FROM:   090100
                               TO:   093000

OPERATING ACCOUNT # 14-088-393                                                     CHECK
NAME OF PAYEE                        DESCRIPTION                       AMOUNT      NUMBER  DATE
---------------------------------------------------------------------------------------------------







                                                                  -----------
                                                           TOTAL         0.00
                                                                  ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND III LTD.
CASE NUMBER : SA 98-27101 RA
            STATEMENT NUMBER:       021
RECEIPTS FOR THE PERIOD FROM:       090100
                          TO:       093000

MONEY MARKET ACCOUNT 14-088-652                                                             AMOUNT
--------------------------------------------------------------------------------------------------
09/08-SUSPENSE ACCOUNT              FIRST NATIONAL ACCEPTANCE                             1,431.19
09/08-SUSPENSE ACCOUNT              DJC, INC.                                               571.90
09/08-SUSPENSE ACCOUNT              HARRISON ASSET MANAGEMENT, INC.                      10,080.59
09/14-WIRE ACCOUNT                  HARRISON ASSET MANAGEMENT, INC.                       4,284.27
09/21-SUSPENSE ACCOUNT              CHASE MANHATTAN BUYBACK SPLIT #2102951                5,412.26
09/25-PARTNERSHIP RESERVE           AUGUST 2000 COLLECTION COSTS                         63,357.37
09/30-IMPERIAL BANK                 SEPTEMBER 2000 INTEREST                              10,862.71




                                                                                       -----------
                                                                          TOTAL          96,000.29
                                                                                       ===========

CASE NAME : PERFORMANCE ASSET MGMT, FUND III LTD.
CASE NUMBER: SA 98-27101 RA

                 STATEMENT NUMBER:     021
DISBURSEMENTS FOR THE PERIOD FROM:     090100
                               TO:     093000

MONEY MARKET ACCOUNT # 14-088-652                                                                  CHECK
NAME OF PAYEE                          DESCRIPTION                                     AMOUNT      NUMBER  DATE
-------------------------------------------------------------------------------------------------------------------
PCM(OPERATING)                         RE: PAM FUND REIMBURSEMENTS                      1,138.97   TSF     09/19/00
PCM(PAM FUND PURCHASE ACCOUNT)         PORTFOLIO PURCHASE FOR #90-4                    31,639.77   TSF     09/25/00
PCM(OPERATING)                         ACQUSITION FEE FOR PORTFOLIO #90-A               3,163.97   TSF     09/25/00
PCM(PAM FUND PURCHASE ACCOUNT)         TSF FOR FINAL PAYMENT ON DAVOX DIALER SYSTEM    39,165.96   TSF     09/27/00




                                                                                      ----------
                                                                         TOTAL         75,108.67
                                                                                      ==========